                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2005

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    333-125593              54-2168022
(State or Other Jurisdiction   (Commission File Number)       54-2168023
       Incorporation)                                         54-2168024
                                                              54-6651110
                                                            (I.R.S. Employer
                                                          Identification Number)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
        Registrant's telephone number, including area code (212) 761-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange
Act (17 CFR 240.14e-4(c))

Item 8.01         Other Events

                  On July 28, 2005, Morgan Stanley Capital I Inc. (the
"Company") entered into a Pooling and Servicing Agreement, dated as of July 1,
2005, by and among the Company, as depositor, Wells Fargo Bank, National
Association, as master servicer (the "Master Servicer"), ARCap Servicing, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association,
as trustee of the Trust (the "Trustee"), ABN AMRO Bank N.V., as a fiscal agent
(the "Fiscal Agent"), and Wells Fargo Bank, National Association, as paying agent (the "Paying Agent") and certificate registrar, providing for the
Company's Commercial Mortgage Pass-Through Certificate, Series 2005 TOP19. The
Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9   Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

                  (a)      Financial Statements of Business Acquired
                           Not applicable.

                  (b)      Pro Forma Financial Information
                           Not applicable.

                  (c)      Exhibits:

Exhibit No.                             Description
----------                              -----------
99.1                                    Pooling and Servicing Agreement dated as
                                        of July 1, 2005, by and among, the
                                        Company, the Master Servicer, the
                                        Special Servicer, the Trustee, the
                                        Fiscal Agent, and the Paying Agent.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 1, 2005

MORGAN STANLEY CAPITAL I INC.

By: /s/ Warren Friend
    -----------------------------------
     Name: Warren Friend
     Title:  Executive Director